Q1 2018 Earnings Conference Call April 26, 2018 Exhibit 99.2 Partners, L.P. SunCoke Energy

Forward-Looking Statements
This slide presentation should be reviewed in conjunction with the First Quarter 2018 earnings release of SunCoke Energy Partners, L.P. (SXCP) and conference call held on April 26, 2018 at 10:00 a.m. ET.
Some of the information included in this presentation constitutes “forward-looking statements.”  All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of
SunCoke Energy, Inc. (SXC)
or SXCP, in contrast with statements of historical facts, are forward-looking statements.  Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,”
“estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.
Moreover, such statements are subject to a number of assumptions, risks and uncertainties.  Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors)
that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these
factors, see the Securities and Exchange Commission filings of SXC and SXCP.
All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.  Although forward-looking statements are based on current beliefs and expectations, caution
should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof.  SXC and
SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider
carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXCP Q1 2018 Earnings Call

Q1 2018 Highlights

Achieved solid safety and operating performance across
coke and logistics fleet
Delivered solid Q1 2018 Adj. EBITDA of $49.5M; remain
well positioned to achieve FY guidance
Handled record coal export volumes at CMT; Increasing
2018 CMT total throughput expectation to 10.0Mt -
10.5Mt
Declared quarterly distribution of $0.40/unit; reallocating
capital towards paying down debt to enable us to reach our
stated leverage target of 3.5x or lower debt to EBITDA
SXCP Q1 2018 Earnings Call

Q1 2018 Overview
Q1 2018 net income attributable to SXCP
of $12.2M
•
Absence of deferred income tax
expense of $145.6M related to change
in IRS regs. on qualifying income,
partially offset by higher interest
expense
Q1 2018 Adj. EBITDA of $49.5M down
$2.2M from prior year quarter
Distributable Cash Flow of $27.5M and
cash coverage of 1.46x
(2)
Q1 2018 OCF of $66.1M
Q1 ‘18 and Q1 ‘17 OCF coverage ratio of
3.50x and 1.34x, respectively
(3)
(1)
For a definition and reconciliation of Adjusted EBITDA, Distributable Cash Flow and Distribution Cash Coverage Ratio, please see appendix.
(2)
Reflects the Q1 2018 declared distribution of $0.40/unit; cash coverage at 0.93x under Q1 2017 distribution of $0.594
(3)
Operating cash flow coverage ratio is net cash provided by operating activities divided by total estimated distributions to the limited and general partners. Includes a $32 million
benefit in Q1 2018 from changes in working capital primarily driven by timing of inventory and interest payments.
4
SXCP Q1 2018 Earnings Call
($ in millions, except coverage ratio)
$37.1
$27.5
Q1 ‘17
Q1 ‘18
Distributable Cash Flow
Distribution Cash
Coverage Ratio
($ in millions)
Net Income/(Loss)
Attrib. to NCI
Attrib. to SXCP
($2.4)
$0.5
Q1 ‘17
$12.7
Q1 ‘18
($131.7)
Adjusted EBITDA
$0.8
Q1 ‘17
$0.8
Q1 ‘18
$50.9
$48.7
$51.7
$49.5
1.26x
1.46x
0.93x
Actual
Q1 ‘17
($0.594)
Actual
Q1 ‘18
($0.40)
Proforma
Q1 ‘18
($0.594)
$12.2
($129.3)
Net
Income/(Loss)
&
Adjusted
EBITDA
(1)
Distributable
Cash
Flow
&
Coverage
Ratio
(1)

Adj. EBITDA
(1)
–
Q1 ‘17 to Q1 ‘18
$49.5
$51.7
($2.2)
Domestic Coke
$0.4
Q1 2017
Adj. EBITDA
Q1 2018
Adj. EBITDA
Corporate & Other
($0.4)
Logistics
($
in
millions)
(1)
For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(1)
(1)
•
($1.7M) -
Primarily due to timing
of planned outage and
maintenance costs
•
($0.8M) -
Higher coal moisture
from adverse weather and
logistics conditions resulted in
lower production and energy
revenue at Granite City
•
$1.9M -
Higher throughput
volume at CMT
•
($0.7M) -
Impact of high
water conditions
•
($0.4M) -
Net lower volumes
at domestic terminals
Solid Q1 2018 Adjusted EBITDA driven by strong CMT throughput offset by higher costs from timing of planned outage and adverse weather conditions

SXCP Q1 2018 Earnings Call

Coke Business Summary
Delivered solid Q1 2018 cokemaking
results
Cokemaking Performance (100% Basis)
(1,2)
259
260
267
267
245
159
158
174
171
156
149
148
154
148
153
$75/ton
Q2 ‘17
Q3 ‘17
Q1 ‘17
566
$85/ton
$66/ton
Q4 ‘17
$69/ton
$71/ton
Q1 ‘18
567
595
586
554
Adjusted EBITDA/ton
Granite City
Middletown
Haverhill
564K
569K
585K
580K
Sales
Tons
568K
(1)
Represents Haverhill, Middletown and Granite City on a 100% basis.
(2)
For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.
Achieved solid Q1 ‘18 Adj.
EBITDA/ton
(1,2)
of ~$71
Q1 ‘18 Cokemaking
Adj.
EBITDA
(1,2)
of $40.3M down
$2.2M vs Q1 2017
•
Timing of planned outage and
maintenance costs and lower
yields from coal blends at Haverhill
•
Higher coal moisture from adverse
weather conditions impacted
production at Granite City
(2)

SXCP Q1 2018 Earnings Call
(Coke Production, Kt)

Logistics Business Summary

SXCP Q1 2018 Earnings Call
Improved Q1 ‘18 performance driven primarily by
significant increase in CMT volumes
2,075
1,827
1,762
2,384
2,528
3,374
3,082
3,100
2,942
3,003
Q2 ‘17
$12.3M
$9.6M
4,909
Q1 ‘17
5,326
$34.8M
Q3 ‘17
Q4 ‘17
$13.4M
5,531
4,862
5,449
$13.0M
Q1 ‘18
Total Logistics Adj. EBITDA ($M)
Logistics (ex. CMT)
CMT (coal & liquids)
(Tons Handled, Kt)
(1)
Adjusted EBITDA includes Logistics deferred revenue when it is recognized as GAAP revenue.  For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)
Q4 2017 Adjusted EBITDA includes $16.4M recognition of previously deferred revenue related to take-or-
pay shortfalls throughout 2017.
$10.9M
$7.2M
$9.7M
$29.5M
CMT Adj.
EBITDA
$12.0M
(1)
(1)
Logistics Performance
(2)
Delivered Q1 ‘18 Adj. EBITDA of
$13.4M
•
Solid volumes due to continued
favorable coal export market dynamics
•
Increase CMT 2018 base take-or-pay
volumes to 8.5Mt -
9.0Mt from 6.5Mt;
total throughput up to 10.0Mt -
10.5Mt
Convent contributed $12.0M to Q1
‘18 Adjusted EBITDA
•
Highest quarterly volume despite near-
historic water levels adversely
impacting operations
•
Adj. EBITDA does not include $1.2M of
deferred revenue in Q1 volume
shortfall to be recognized in Q4 ‘18

Q1 2018 Liquidity
$6.6
$41.5
$66.1
$10.0
($0.6)
Capital
Contribution
Cash Distributions
to Unitholders
and NCI
($30.0)
($10.6)
Consol. Cash
@ YE 2017
CapEx
Net Cash Provided
by Ops. Activities
Other
Consol. Cash
@ Q1 2018
($
in
millions)
Revolver
Availability:
$153M
Maintain sufficient SXCP liquidity of ~$195M
8
SXCP Q1 2018 Earnings Call
(Consolidated)
Q1 ’18
Q4
‘17
Total Debt
$842M
$843M
Gross
Leverage
(1)
3.83x
3.81x
(1)
Gross leverage for Q1 2018 calculated using midpoint of FY 2018E Adjusted EBITDA attributable to SXCP guidance; Q4 2017 based on 2017 actuals. Max leverage covenant currently at 4.5x and steps-down to 4.0x debt to EBITDA in June 2020.
(2)
Includes a $32 million benefit from changes in working capital primarily driven by timing of inventory and interest payments
(SXCP note payments are in
2
nd
and
4
th
quarter)
(3)
SunCoke
Energy, Inc. made a $10 million capital contribution during the first quarter 2018 to reimburse a portion of the Consent Decree capex; anticipate incremental ~$10M in
by YE 2018
•
Distribution of
$0.5940/unit paid
in Q1 ‘18
(3)
(2)
•
$7.3M Granite
City Remediation
Capex

SXCP Distribution

Believe modifying distribution policy prudent
to strengthen
SXCP balance sheet and increase long-term financial flexibility
SXCP’s BoD
recently announced modified distribution policy
•
Declared Q1 ‘18 distribution of $0.40/unit, or $1.60/unit annually
New distribution policy established to re-deploy cash towards paying down debt and strengthening our balance sheet
•
Provides desired cushion for anticipated maximum leverage covenant step-down from 4.5x debt to EBITDA to 4.0x in June 2020
•
Committed to maintaining strong liquidity and increasing cash balance to historical norms
•
Greater flexibility to reduce debt while meeting CapEx
needs
•
Decision is not a result of deteriorating operating performance or changes in future expectations
Modified distribution policy will enable SXCP to achieve its stated leverage target
of
3.5x
or
lower
by
YE
2019;
targeting
leverage
of
~3.7x
(1)
by
YE
2018
(1)
Assumes mid-point of EBITDA guidance ($220M) and ~$25M of cash used to pay down debt; assumes incremental cashflow after debt repayment used to build cash balance to
more normalized level vs. ~$7M at YE 2017
SXCP Q1 2018 Earnings Call

Revised 2018 Distribution Outlook
(1)
Represents savings from 3 quarters of cash distributions at a revised $0.40/unit quarterly rate in 2018. Paid distributions during Q1 2018 at $0.5940/unit.
(2)
Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
(3)
Does not include reduction of interest expense related to potential debt reduction
(4)
Reflects 4 quarters of declared distributions in 2018 at a revised $0.40/unit quarterly rate.
(5)
Total distribution cash coverage ratio is estimated
distributable cash flow divided by estimated distributions.
(6)
Represents estimated distributable cash flow plus replacement capex accrual less environmental gas sharing capex, net of SXC’s $20M reimbursement.
(7)
Represents estimated distributable cash flow, net less estimated distributions.
(8)
Total excess cash coverage ratio is total excess cash after distributions divided by estimated distributions.
Intend to deploy meaningful cash savings in 2018 and 2019 to de-lever SXCP balance sheet and build cash
Expect modified distribution policy will
generate $75M total cash savings in 2018
and 2019
•
Includes ~$32M
(1)
savings in 2018 and ~$42M
savings in 2019
•
Expect to deploy excess cash towards revolver
paydown
Expect FY ‘18 distribution cash coverage
ratio of 1.62x to 1.75x
10
SXCP Q1 2018 Earnings Call
($ in millions)
Low
High
Low
High
Adjusted EBITDA attributable to SXCP
$215
$225
$215
$225
Less:
CMT Deferred Revenue
0
0
0
0
Ongoing capex (SXCP share)
25
25
25
25
Replacement capex accrual
8
8
8
8
Cash tax accrual
(2)
3
3
3
3
Cash interest accrual
(3)
57
57
57
57
Estimated distributable cash flow
$122
$132
$122
$132
Estimated distributions
(4)
$118
$118
$76
$76
Total distribution cash coverage ratio
(5)
1.03x
1.12x
1.62x
1.75x
Estimated distributable cash flow
$122
$132
$122
$132
+ Replacement capex accrual
$8
$8
$8
$8
-
GCO Environmental CapEx, net
(6)
(15)
(15)
($15)
($15)
Estimated distributable cash flow, net
$115
$125
$115
$125
Estimated distributions
(4)
$118
$118
$76
$76
Total excess cash after distributions
(7)
($3)
$7
$39
$49
Excess
cash
coverage
after
distributions
(8)
0.97x
1.06x
1.52x
1.66x
Annual Distribution
at $2.38/Unit
Annual Distribution
at $1.60/Unit
FY 2018

2018 Key Initiatives

SXCP Q1 2018 Earnings Call
•
Drive strong operational & safety performance while optimizing asset utilization
Deliver Operations Excellence and Optimize Asset Base
•
Implement gas sharing technology project to drive improved environmental performance
Complete Execution of Granite City Gas Sharing Project
•
Secure further new business to contribute towards $5M –
$10M EBITDA target in next 2 years
Leverage CMT Capabilities to Diversify Customer & Product Mix
•
Achieve $215M –
$225M Adj. EBITDA attrib. to SXCP and $122M –
$132M DCF guidance
Accomplish 2018 Financial Objectives

QUESTIONS

Investor Relations 630-824-1987 www.suncoke.com

APPENDIX

Definitions
•
Adjusted
EBITDA
represents
earnings
before
interest,
taxes,
depreciation
and
amortization
(“EBITDA”),
adjusted
for
any
loss
(gain) on
extinguishment of debt and/or changes to our contingent consideration liability related to our acquisition of the CMT.  Adjusted EBITDA does not represent and should not be considered an alternative to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses.  Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Partnership's net assets and its ability to incur and service debt, fund capital expenditures and make distributions.  Adjusted
EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity.  EBITDA and
Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP.
•
EBITDA
represents
earnings
before
interest,
taxes,
depreciation
and
amortization.
•
Adjusted
EBITDA
attributable
to
SXC/SXCP
represents
Adjusted
EBITDA
less
Adjusted
EBITDA
attributable
to
noncontrolling
interests.
•
Adjusted
EBITDA/Ton
represents
Adjusted
EBITDA
divided
by
tons
sold/handled.

SXCP Q1 2018 Earnings Call

Definitions
•
Distributable Cash Flow
equals Adjusted EBITDA plus sponsor support and Logistics deferred revenue; less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement.
Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP's financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:
•
SXCP's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;
•
the ability of SXCP's assets to generate sufficient cash flow to make distributions to SXCP's unitholders;
•
SXCP's ability to incur and service debt and fund capital expenditures; and
•
the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
•
Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets.  Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.
•
Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.
16
SXCP Q1 2018 Earnings Call
We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP's financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities.  Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Q1 2018 Adj. EBITDA Reconciliation

SXCP Q1 2018 Earnings Call
(1)
The Partnership recorded a loss on extinguishment of debt as a result of its debt refinancing activities which occurred during the second quarter of 2017.
(2)
As a result of changes in the fair value of the contingent consideration liability, the Partnership recognized a gain of $1.7 million during the fiscal year ended December 31, 2017.
(3)
Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.
($ in millions)
Q1 '17
Q2 '17
Q3 '17
Q4 '17
FY '17
Q1 '18
Net income (loss)
(131.7)
$
(12.5)
$
23.3
$
103.4
$
(17.5)
$
12.7
$
Add:
Depreciation, depletion and amortization expense
21.6
21.5
20.2
20.3
83.6
21.5
Interest expense, net
12.6
14.0
15.1
14.7
56.4
15.0
Loss on extinguishment of debt
(1)
-
19.9
0.1
-
20.0
-
Income tax (benefit) / expense
149.2
(0.2)
1.7
(66.8)
83.9
0.3
Contingent consideration adjustments
(2)
-
0.3
(2.0)
-
(1.7)
-
Adjusted EBITDA (Consolidated)
51.7
$
43.0
$
58.4
$
71.6
$
224.7
$
49.5
$
Subtract:
Adjusted
EBITDA
attributable
to
noncontrolling
interest
(3)
(0.8)
(0.8)
(1.0)
(0.8)
(3.4)
(0.8)
Adjusted EBITDA attributable to SXCP
50.9
$
42.2
$
57.4
$
70.8
$
221.3
$
48.7
$

Q1 2018 Adj. EBITDA Reconciliation

SXCP Q1 2018 Earnings Call
(1)
Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable.
(2)
As a result of changes in the fair value of the contingent consideration liability, the Partnership recognized a gain of $1.7 million during the fiscal year ended December 31, 2017.
(3)
Reflects
net
income
attributable
to
noncontrolling
interest
adjusted
for
noncontrolling
interest's
share
of
interest,
taxes,
income,
and
depreciation and amortization.
($ in millions)
Q1 '17
Q2 '17
Q3 '17
Q4 '17
FY '17
Q1 '18
Net cash provided by operating activities
39.4
$
12.2
$
61.1
$
24.0
$
136.7
$
66.1
$
Add:
Cash interest paid
20.9
14.6
2.8
27.3
65.6
2.0
Cash taxes paid
0.3
0.3
-
0.8
1.4
1.3
Changes
in
working
capital
(1)
(11.3)
17.3
(8.9)
23.1
20.2
(19.6)
Contingent
consideration
adjustments
(2)
-
0.3
(2.0)
-
(1.7)
-
Other adjustments to reconcile cash provided by operating
activities to Adjusted EBITDA
2.4
(1.7)
5.4
(3.6)
2.5
(0.3)
Adjusted EBITDA
(3)
51.7
$
43.0
$
58.4
$
71.6
$
224.7
$
49.5
$
Subtract:
Adjusted
EBITDA
attributable
to
noncontrolling
interest
(3)
0.8
0.8
1.0
0.8
3.4
0.8
Adjusted EBITDA attributable to SXCP
50.9
$
42.2
$
57.4
$
70.8
$
221.3
$
48.7
$

Q1 2018 Distributable Cash Flow
Reconciliation

SXCP Q1 2018 Earnings Call
(1)
The Partnership recorded a loss on extinguishment of debt as a result of its debt refinancing activities which occurred during the second quarter of
2017.
(2)
As a result of changes in the fair value of the contingent consideration liability, the Partnership recognized a gain of $1.7 million during the fiscal year ended December 31, 2017.
(3)
Logistics volume shortfall billings adjusts to include ton minimums billed throughout the year in Distributable Cash Flow to better align with cash collection. Volume shortfall billings on take-or-pay contracts are recorded as deferred revenue and are recognized into GAAP income based on the terms of the contract, at which time they will be excluded from Distributable Cash Flow.
(4)
Represents SXC corporate cost reimbursement holiday/deferral.
(5)
Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.
($ in millions)
Q1 '17
Q2 '17
Q3 '17
Q4 '17
FY '17
Q1 '18
Net Income (loss)
($131.7)
($12.5)
$23.3
$103.4
($17.5)
$12.7
Add:
Depreciation, depletion and amortization expense
21.6
21.5
20.2
20.3
83.6
21.5
Interest expense, net
12.6
14.0
15.1
14.7
56.4
15.0
Loss on extinguishment of debt
(1)
-
19.9
0.1
-
20.0
-
Income tax (benefit) / expense
149.2
(0.2)
1.7
(66.8)
83.9
0.3
Contingent
consideration
adjustments
(2)
-
0.3
(2.0)
-
(1.7)
-
Logistics deferred revenue
(3)
3.2
5.5
4.2
(13.8)
(0.9)
1.2
Corporate cost holiday/deferral
(4)
-
(8.4)
-
-
(8.4)
-
Subtract:
Ongoing capex (SXCP share)
2.7
5.1
4.7
6.9
19.4
5.0
Replacement capex accrual
1.9
1.9
1.9
2.0
7.7
1.9
Cash interest accrual
11.8
13.7
14.7
14.5
54.7
14.9
Cash tax accrual
0.6
0.6
0.6
0.8
2.6
0.6
Adjusted
EBITDA
attributable
to
noncontrolling
interest
(5)
0.8
0.8
1.0
0.8
3.4
0.8
Distributable Cash Flow
$37.1
$18.0
$39.7
$32.8
$127.6
$27.5

Q1 2018 Distributable Cash Flow
Reconciliation

SXCP Q1 2018 Earnings Call
(1)
Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable.
(2)
As
a
result
of
changes
in
the
fair
value
of
the
contingent
consideration
liability,
the
Partnership
recognized
a
gain
of
$1.7
million
during
the
fiscal
year
ended
December 31, 2017.
(3)
Logistics volume shortfall billings adjusts to include ton minimums billed throughout the year in Distributable Cash Flow to better align with cash collection.
Volume
shortfall
billings
on
take-or-pay
contracts
are
recorded
as
deferred
revenue
and
are
recognized
into
GAAP
income
based
on
the
terms
of
the
contract, at which time they will be excluded from Distributable Cash Flow.
(4)
Represents SXC corporate cost reimbursement holiday/deferral.
(5)
Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.
(6)
Operating cash flow coverage ratio is net cash provided by operating activities divided by total estimated distributions to the limited and general partners.
Operating cash flow is generally expected to be higher than Distributable Cash Flow as Distributable Cash Flow is further reduced by certain cash reserves including capital expenditures, an investing cash flow item.  Additionally, Distributable Cash Flow represents only the Partnership’s share of available cash by excluding
Adjusted
EBITDA
attributable
to
noncontrolling
interest,
while
operating
cash
flow
is
reported
on
a
consolidated
basis.
(7)
Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.
($ in millions)
Q1 '17
Q2 '17
Q3 '17
Q4 '17
FY '17
Q1 '18
Net cash provided by operating activities
39.4
$
12.2
$
61.1
$
24.0
$
136.7
$
66.1
$
Add:
Cash interest paid
20.9
14.6
2.8
27.3
65.6
2.0
Cash taxes paid
0.3
0.3
-
0.8
1.4
1.3
Changes in working capital
(1)
(11.3)
17.3
(8.9)
23.1
20.2
(19.6)
Contingent consideration adjustments
(2)
-
0.3
(2.0)
-
(1.7)
-
Logistics volume shortfall billings
(3)
3.2
5.5
4.2
(13.8)
(0.9)
1.2
Corporate cost holiday/deferral
(4)
-
(8.4)
-
-
(8.4)
-
Other adjustments to reconcile cash provided by operating
activities to Adjusted EBITDA
2.4
(1.7)
5.4
(3.6)
2.5
(0.3)
Subtract:
Ongoing capex (SXCP share)
2.7
5.1
4.7
6.9
19.4
5.0
Replacement capex accrual
1.9
1.9
1.9
2.0
7.7
1.9
Cash interest accrual
11.8
13.7
14.7
14.5
54.7
14.9
Cash tax accrual
0.6
0.6
0.6
0.8
2.6
0.6
Adjusted EBITDA attributable to noncontrolling
interest
(5)
0.8
0.8
1.0
0.8
3.4
0.8
Distributable Cash Flow
37.1
$
18.0
$
39.7
$
32.8
$
127.6
$
27.5
$
Quarterly Cash Distribution
29.5
29.5
29.5
29.5
118.0
18.9
Operating Cash Flow Coverage Ratio
(6)
1.34x
0.41x
2.07x
0.82x
1.16x
3.50x
Distribution Cash Coverage Ratio
(7)
1.26x
0.61x
1.35x
1.11x
1.08x
1.46x

($ in millions)
Attributable
to SXCP
Cash
42
Available Revolver Capacity
153
Total Liquidity
195
Gross Debt (Long and Short-term)
842
Net Debt (Total Debt less Cash)
801
FY 2018E Adj. EBITDA Guidance
(1)
220.0
Gross Debt / FY 2017E Adj. EBITDA
3.83x
Net Debt / FY 2017E Adj. EBITDA
3.64x
As of 03/31/2018
Balance Sheet & Debt Metrics
21
SXCP Q1 2018 Earnings Call
(1)
Represents mid-point of FY 2018 guidance for Adj. EBITDA attributable to SXCP.
2018
2019
2020
2021
2022
2023
2024
2025
Consolidated
Total
SXCP Revolver
-

-

-

-

130.0

-

-

-

130.0

SXCP Sr. Notes
-

-

-

-

-

-

-

700.0

700.0

SXCP Sale Leaseback
2.0

2.8

7.3

-

-

-

-

-

12.1

Total
2.0
$
2.8
$
7.3
$
-
$
130.0
$
-
$
-
$
700.0
$
842.1
$
As of
Q1 2018
($ in millions)
SXCP Debt Maturities Schedule
Max Gross Debt / EBITDA Covenant:
May 2017 –
June 2020:  4.5x
June 2020 –
May 2022:  4.0x

2018E Guidance Reconciliation

(1)
Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.
SXCP Q1 2018 Earnings Call
Low
High
Net income (loss)
68
$
83
$
Add:
Depreciation and amortization expense
88
83
Interest expense, net
60
60
Income tax expense
2
3
Adjusted EBITDA
218
$
229
$
Subtract:
Adjusted
EBITDA
attributable
to
noncontrolling
interest
(1)
3
4
Adjusted EBITDA attributable to SunCoke Energy Partners, L.P.
215
$
225
$
($ in millions)
FY 2018E

2018E Guidance Reconciliation

(1)
Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable.
(2)
Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.
SXCP Q1 2018 Earnings Call
Low
High
Net cash provided by operating activities
145
$
160
$
Add:
Cash interest paid
60
60
Cash income taxes paid
2
3
Changes in working capital and other
(1)
11
6
Adjusted EBITDA
218
$
229
$
Subtract:
Adjusted
EBITDA
attributable
to
noncontrolling
interest
(2)
3
4
Adjusted EBITDA attributable to SunCoke Energy Partners, L.P.
215
$
225
$
($ in millions)
FY 2018E

2018E Guidance Reconciliation

(1)
Cash tax impact from operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
(2)
Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.
SXCP Q1 2018 Earnings Call
Low
High
Net income (loss)
68
$
83
$
Add:
Depreciation and amortization expense
88
83
Interest expense, net
60
60
Income tax expense
2
3
Subtract:
Ongoing capex (SXCP share)
25
25
Replacement capex accrual
8
8
Cash interest accrual
57
57
Cash tax accrual
(1)
3
3
Adjusted
EBITDA
attributable
to
noncontrolling
interest
(2)
3
4
Distributable Cash Flow
122
$
132
$
($ in millions)
FY 2018E

Low
High
Net cash provided by operating activities
145
$
160
$
Add:
Cash interest paid
60
60
Cash income tax paid
2
3
Changes in working capital
(1)
11
6
Subtract:
Ongoing capex (SXCP share)
25
25
Replacement capex accrual
8
8
Cash interest accrual
57
57
Cash tax accrual
(2)
3
3
Adjusted
EBITDA
attributable
to
noncontrolling
interest
(3)
3
4
Distributable Cash Flow
122
$
132
$
Estimated distributions
(4)
76
$
76
$
Operating
cash
flow
coverage
ratio
(5)
1.92x
2.12x
Distribution cash coverage ratio
(6)
1.62x
1.75x
($ in millions)
FY 2018E
2018E Guidance Reconciliation
25
(1)
Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable.
(2)
Cash tax impact from operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
(3)
Reflects
net
income
attributable
to
noncontrolling
interest
adjusted
for
noncontrolling
interest's
share
of
interest,
taxes,
income,
and depreciation and amortization.
(4)
Estimated distributions assumes distributions are held constant at $0.40 per unit each quarter.
(5)
Operating cash flow coverage ratio is net cash provided by operating activities divided by total estimated distributions to the limited
and
general
partners.
Operating
cash
flow
is
generally
expected
to
be
higher
than
Distributable
Cash
Flow
as
Distributable
Cash
Flow
is further reduced by certain cash reserves including capital expenditures, an investing cash flow item.  Additionally, Distributable
Cash Flow represents only the Partnership’s share of available cash by excluding Adjusted EBITDA attributable to noncontrolling interest, while operating cash flow is reported on a consolidated basis.
(6)
Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.
SXCP Q1 2018 Earnings Call

2018 Capital Expenditures
(1)
Environmental Remediation cost at Granite City, which was pre-funded from dropdown proceeds. FY 2017 results exclude $1.1M of capitalized interest.
26
Continued execution of Granite City Gas Sharing project in 2018
•
Anticipate ~$35M of CapEx in 2018 to complete project (~$55M in total in ‘17 & ‘18)
Anticipate additional ongoing expenditures for one-time coke improvement projects
SXCP Q1 2018 Earnings Call
100% Basis
($ in millions)
FY 2017
FY 2018E
Ongoing
$19
$25
Other / Expansion
$1
$1
Environmental
Project
(Gas
Sharing)
(1)
$18
$35
Total CapEx
$38
$61

Thermal Coal Export Profitability
API 2
Benchmark
($13)
BTU
Premium
Sulfur
Penalty
Ocean
Freight
Metric to
Short Conversion
($8)
($21)
Inland
Freight
Mine
Netback
$5
($8)
(in $ per metric tonne)
Solid API2 benchmark price should continue to support
CMT ILB producers’ competitiveness in maintaining viable exports
(1)
Netback calculation example assuming $86 per metric tonne
prompt API 2 benchmark (Q1 2018 average).
(2)
Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3)
Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.
(1)
(2)
Believe ILB export thermal
solidly profitable at Q1 ‘18
API2 benchmark pricing of
~$86/t
•
Based on average ILB cash
cost, netback calculation
implies attractive margins
CMT well-positioned to
serve existing ILB thermal
coal producers
(in $ per short ton)
(3)
27
SXCP Q1 2018 Earnings Call
$86
$41